Aristotle Core Equity Fund Class I: ARSLX
Summary Prospectus	March 31, 2017

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at http://aristotlefunds.com/forms/. You may also obtain this information at no cost by calling 888-661-6691 or by sending an e-mail request to aristotlefunds@umb.com. The Fund’s Prospectus and Statement of Additional Information, both dated March 31, 2017, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Aristotle Core Equity Fund (the “Fund”) is to seek long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution (Rule 12b-1) fee	None
Other expenses (includes shareholder service fees of up to 0.15%)[1]	0.79%
Total annual fund operating expenses	1.29%
Fees waived and/or expenses reimbursed[2]	(0.64%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2]	0.65%

1	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.

2

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.65% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$66	$346

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities. The Fund’s investments in equity securities may include common stocks, preferred stocks, convertible preferred stocks, depository receipts, shares of publicly-traded real estate investment trusts (“REITs”), warrants and rights. The Fund’s investments in depository receipts may include American, European, and Global Depository Receipts (“ADRs,” “EDRs,” and “GDRs,” respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets. Although the Fund may invest in companies of any market capitalization and from any country, it invests primarily in large U.S. companies.

In pursuing the Fund’s investment objective, Aristotle Atlantic Partners, LLC (the “the Advisor”), the Fund’s investment advisor, employs a fundamental, bottom-up research driven approach to identify companies for investment by the Fund. The Advisor seeks to identify companies that it believes are positioned to benefit from one or more of the following: (i) shifts in industry spending, government spending and consumer trends; (ii) gains in market share from innovative products and strong intellectual property; and (iii) cyclical trends in the industry in which they operate and capable management that can take advantage of those trends. At times, the Fund’s assets may be invested in securities of relatively few industries or sectors.

The Advisor will normally sell a security when it believes the price is unlikely to go higher, the company’s fundamentals have changed, or in the course of adjusting the Fund’s emphasis on a particular industry. The Advisor may also decide to sell a security to pursue more attractive investments for the Fund, to raise cash for redemptions of Fund shares or for other reasons.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Preferred stock risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise. Convertible preferred stock allows the holder to convert the preferred shares into a fixed number of common shares, usually after a predetermined date. Like preferred stock, convertible preferred stock generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends but ranks behind bonds, including convertible bonds, in priority upon liquidation.

Warrants and rights risk. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and therefore are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right. If the Fund owns common stock of a company, failing to exercise rights to purchase common stock would dilute the Fund’s interest in the issuing company. The market for rights is not well developed, and the Fund may not always realize full value on the sale of rights.

Real estate investment trust (REIT) risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Small-cap and mid-cap company risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Large-cap company risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Foreign investment risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs, EDRs and GDRs. Unsponsored ADRs, EDRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, and the issuing bank may deduct custody, foreign currency exchange, and other fees from the payment of dividends.

Sector focus risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Management and strategy risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

No operating history. The Fund is newly organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Risk of increase in expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual fund operating expenses” in the “Fees and Expenses of the Fund” table in this Prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor

Aristotle Atlantic Partners, LLC (the “Advisor” or “Aristotle Atlantic”)

Portfolio Managers

Owen Fitzpatrick, CFA, Lead Portfolio Manager, Thomas M. Hynes, Jr., CFA, Portfolio Manager, and Brendan O’Neill, CFA, Portfolio Manager, have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since the Fund’s inception on March 31, 2017.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount:

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$100

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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